UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report:  May 21, 2021

(Date of earliest event reported)

Atrion Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32982	63-0821819
(State or other jurisdiction	(Commission File	(I. R. S. Employer
of incorporation or organization)	Number)	Identification No.)

One Allentown Parkway
Allen, Texas	75002
(Address of principal executive offices)	(Zip Code)

(972) 390-9800

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.10 per share	ATRI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the annual meeting of stockholders of Atrion Corporation (the “Company”) held on May 21, 2021, the stockholders of the Company approved the Atrion Corporation 2021 Equity Incentive Plan (the “2021 Equity Incentive Plan”) in accordance with the voting results set forth below under Item 5.07.

The 2021 Equity Incentive Plan provides that 100,000 shares of the Company’s common stock may be issued pursuant to awards under the 2021 Equity Incentive Plan. The 2021 Equity Incentive Plan authorizes awards in the form of stock options, restricted common stock, restricted and deferred stock units, performance awards, dividend equivalents, and other stock-based awards. The Company will not grant any further awards under the Amended and Restated Atrion Corporation 2006 Equity Incentive Plan.

For a summary of the 2021 Equity Incentive Plan, see Item 2, “Approval of 2021 Equity Incentive Plan,” of the Company’s definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 7, 2021 (the “Proxy Statement”), which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the 2021 Equity Incentive Plan was attached as Appendix A to the Proxy Statement and is included as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The summary of the 2021 Equity Incentive Plan included in Item 2 of the Proxy Statement and the summary of the 2021 Equity Incentive Plan set forth herein do not purport to be complete and are qualified in their entirety by reference to the full text of the 2021 Equity Incentive Plan.

5.07       Submission of Matters to a Vote of Security Holders.

On May 21, 2021, the Company held its 2021 annual meeting of stockholders. Stockholders voted on the matters below.

1. Election of Directors. The nominees listed below were elected to serve as directors until the 2024 annual meeting of stockholders and until their successors are duly elected and qualified, based on the following votes:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Preston G. Athey	1,088,333	443,270	5,956	165,090
Hugh J. Morgan, Jr.	1,297,946	234,316	5,297	165,090

2. Approval of 2021 Equity Incentive Plan: The Company’s stockholders approved the Atrion Corporation 2021 Equity Incentive Plan, based on the following votes:

Votes For	1,497,490
Votes Against	38,624
Abstentions	1,445
Broker Non-Votes	165,090

3. Ratification of Appointment of Independent Registered Public Accounting Firm. The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021, based on the following votes:

Votes For	1,692,266
Votes Against	7,061
Abstentions	3,322
Broker Non-Votes	0

4. Advisory Vote to Approve Executive Officer Compensation. The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s executive officers, based on the following votes:

Votes For	1,492,288
Votes Against	41,298
Abstentions	3,973
Broker Non-Votes	165,090

9.01       Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index

Exhibit No.	Description

Exhibit 10.1	Summary of Atrion Corporation 2021 Equity Incentive Plan effective May 21, 2021 (incorporated by reference to Item 2 of Atrion Corporation’s Definitive Proxy Statement filed on April 7, 2021).

Exhibit 10.2	Atrion Corporation 2021 Equity Incentive Plan effective May 21, 2021 (incorporated by reference to Appendix A of Atrion Corporation’s Definitive Proxy Statement filed on April 7, 2021).

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATRION CORPORATION

Date: May 25, 2021	By:	/s/ Jeffery Strickland
Jeffery Strickland Vice President and Chief Financial Officer, Secretary and Treasurer